UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 24, 2009

GP Strategies Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7234	13-1926739
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6095 Marshalee Drive, Suite 300, Elkridge, MD	21075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (410) 379-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 24, 2009, the Board of Directors of GP Strategies Corporation, a Delaware corporation (“the Company”), approved certain amendments to the Company’s By-Laws primarily related to facilitating the Company’s ability to comply with U.S. Securities and Exchange Commission rules which permit the use of the Internet as a primary means of furnishing proxy materials to stockholders. More specifically, the following amendments have been made:

•                  Article II, Section 3, Article II, Section 8, and Article IV of the By-Laws have each been revised to clarify that notices of meetings of stockholders and the board of directors can be given by any of the multiple means permitted by the Delaware General Corporation Law, including electronic transmission.

•                  Article II, Section 4 of the By-Laws has been revised to change the requirement that the list of stockholders be made available for examination in the city, town or place of the annual meeting for the ten days prior to the annual meeting to a requirement that such list be available at the Company’s principal place of business, as permitted by the Delaware General Corporation Law.

•                  Article II, Section 11 of the By-Laws has been revised to permit proxies to be given by multiple means, including over the internet and by telephone, as is necessary under the e-proxy rules.

•                  Article II, Section 13 and Article 3, Section 2 of the By-Laws have each been revised to change the date by which stockholders desiring to propose business or nominate directors at an annual meeting of stockholders must give the Company notice of their intent to do so from 90 days before the anniversary of the meeting date to 90 days from the date of the proxy statement relating to the meeting, to give the Company sufficient time to respond to stockholder proposals, as the e-proxy rules require companies to have their proxy materials in substantially final form sooner than was previously required.

•                  Article III, Section 4 and Article III, Section 9, have each been revised to clarify that the Board and its committees may conduct meetings by teleconference or other means of communication, so long as all members can hear each other at the same time.

The foregoing description of the amendments is qualified in its entirety by reference to the amended and restated by-laws which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                                             Financial Statements & Exhibits

(d) Exhibits

3.1                                                                                 GP Strategies Corporation Amended and Restated By-Laws, including all amendments through September 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: September 29, 2009	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Senior Vice President, General Counsel & Secretary